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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 14, 1999
                        (Date of earliest event reported)


                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)



Nevada                              0-22873                           36-3855489
(State of                    (Commission File No.)                 (IRS Employer
Incorporation)                                               Identification No.)



                               670 Almanor Avenue
                           Sunnyvale, California 94086
          (Address of principal executive offices, including zip code)

                                 (408) 524-8100
              (Registrant's telephone number, including area code)








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Item 5.  Other Events.

     This Form 8-K/A amends the Current Report of Form 8-K, filed with the Securities and Exchange Commission on December 15 , 1999. On December 10, 1999, Hyseq, Inc. entered into a Collaboration and License Agreement (the "Agreement") with American Cyanamid Company, a subsidiary of American Home Products Corporation. The Agreement is a multi-year collaboration for the discovery of genes and the development of gene products exclusively in the agricultural field.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits


     10.14 Collaboration and License Agreement dated December 10, 1999 between Hyseq, Inc. and American Cyanamid Company.

     99.1      Press Release dated December 14, 1999 (previously filed)









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HYSEQ, INC.

                                    /s/ Lewis S. Gruber
                                    -----------------------------
                                    Name: Lewis S. Gruber
                                    Title: President and Chief Executive Officer
Date: March 17, 2000






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                                  EXHIBIT INDEX




ExhibitNo.     Description of Exhibit

10.14          Collaboration and License Agreement dated

               December 10, 1999 between Hyseq, Inc. and
               American Cyanamid Company.

99.1           Press Release dated December 14, 1999 (previously filed).